UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street

15th Floor

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market
6.125% Notes due 2023	CMFNL	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Investcorp Credit Management BDC, Inc. (the “Company”) is filing this Current Report on Form 8-K/A to add to its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2019 the final voting results for the proposal described herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) was initially called to order on November 6, 2019 and was adjourned in order to permit additional time to solicit stockholder votes with respect to Proposal 2. The Annual Meeting was reconvened on December 5, 2019.

At the Annual Meeting, the Company submitted two proposals to the vote of Stockholders, which are described in detail in the Company’s proxy statement dated October 9, 2019. The Company’s stockholders previously approved Proposal 1 on November 6, 2019. As of September 17, 2019, the record date for the Annual Meeting, 13,625,533 shares of common stock were eligible to be voted. Of the shares eligible to be voted, 10,108,117 shares were voted in person or by proxy in connection with Proposal 2. At the reconvened Annual Meeting held on December 5, 2019, Proposal 2 was approved as follows:

Proposal 2: Approval of Proposal to Authorize the Company to Issue Shares Below NAV

The Company’s stockholders approved a proposal to authorize the Company, with Board approval, to sell or otherwise issue up to 25% of the Company’s outstanding common stock at an offering price that is below the Company’s then current NAV per share. The voting results were as follows:

	Votes For	Votes Against	Abstentions

All Stockholders	9,181,340	812,109	114,664

All Stockholders excluding Affiliates*	2,955,521	812,109	114,664

* Adjusted for 6,225,819 affiliated shares. This motion received the affirmative vote of (i) the holders of a majority of the outstanding shares of common stock entitled to vote at this meeting; and (ii) the holders of a majority of the outstanding shares of common stock entitled to vote at this meeting that are not held by affiliated persons of the Company. For purposes of this proposal, the Investment Company Act of 1940, as amended, defines “a majority of the outstanding shares” as: (i) 67% or more of the voting securities present at this meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2019	INVESTCORP CREDIT MANAGEMENT BDC, INC.

By: /s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer